Exhibit 10.3

AMENDMENT NO. 1
(this “Amendment”)

dated February 1, 2007

to the

BRIDGE LOAN AGREEMENT
(the “Agreement”)

dated January 26, 2007

By and between

FutureIT Inc., a Delaware corporation

(the “Company”)

and

the Lenders listed therein

(collectively, the “Lenders”)

WHEREAS: Section 1 of the Agreement provides that the Company may issue Notes (as defined in the Agreement) in the aggregate principal amount of up to $375,000; and

WHEREAS: the Company wishes to issue an additional Note in the principal amount of $25,000.

NOW, THEREFORE, the Company and the Lenders holding at least sixty six percent (66%) of the principal amount of the outstanding Notes agree as follows:

1.	Amendment to the Agreement

The Company may issue an additional Note in the principal amount of $25,000 so that the total aggregate principal amount of the Notes that can be issued pursuant to the Agreement shall be $400,000 and, consequently, the following amendments will be made to the Agreement:

1.1	The number “375,000” as it appears in all places in Section 1 of the Agreement shall be replaced by “400,000”;

1.2	The amount of Shares (as defined in the Agreement) that the Company can issue under the Agreement as specified in Section 1 of the Agreement shall be amended from “1, 350,000” to “1,440,000”;

1.3	The percentages “0.465%” and “6.98%” as specified in Section I of the Agreement will be amended to “0.463%” and “7.41%”, respectively.

1.4	Schedule 7.8 to the Agreement will be replaced by the Schedule 7.8 attached hereto.

2.	Effectiveness.

This Amendment will become effective once signed by the holders of at least sixty six percent (66%) of the principal amount of the outstanding Notes.

3.	Counterparts and Signature by Facsimile

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument. Facsimile signatures shall be considered originals.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

               FutureIT, Inc.

By:

Name:
Title:	C.O.B

Maller Estate Planning Trust	Dahav Financial Systems Ltd.

By:	By:

Name:	Name:

Title:	Title:

Adia Bachar	Itzhak Gillam

Omer Nirhod	Yosef Bar Eli

3

Avraham and Angela Lehrer	Matthew Wohl

Daniel Zahavi	Farida Suksaman Diemal

Avraham Gafner

Signature page of Amendment #1 to Bridge Loan Agreement

4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

               FutureIT, Inc.

By:

Name:

Title:

Maller Estate Planning Trust	Dahav Financial Systems Ltd.

By:	By:

Name:	Name:

Title:	Title:

Adia Bachar	Itzhak Gillam

Omer Nirhod	Yosef Bar Eli

3

Avraham and Angela Lehrer	Matthew Wohl

Daniel Zahavi	Farida Suksaman Diemal

Avraham Gafner

Signature page of Amendment #1 to Bridge Loan Agreement

4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

               FutureIT, Inc.

By:

Name:

Title:

Maller Estate Planning Trust	Dahav Financial Systems Ltd.

By:	By:

Name:	Name:

Title:	Title:	CFO

Adia Bachar	Itzhak Gillam

Omer Nirhod	Yosef Bar Eli

3

Avraham and Angela Lehrer	Matthew Wohl

Daniel Zahavi	Farida Suksaman Diemal

Avraham Gafner

Signature page of Amendment #1 to Bridge Loan Agreement

4

Avraham and Angela Lehrer	Matthew Wohl

Daniel Zahavi	Farida Suksaman Diemal

Avraham Gafner

Signature page of Amendment #1 to Bridge Loan Agreement

4

THRIFT WAREHOUSES, INC.
Avraham and Angela Lehrer	Matthew Wohl,

Daniel Zahavi	Farida Suksaman Diemal

Avraham Gafner

Signature page of Amendment #1 to Bridge Loan Agreement

4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

FutureIT, Inc.
By: Name: Title:

Maller Estate Planning Trust By: Name: Title:	Dahav Financial Systems Ltd: By: Name: Title:
Adia Bachar	Itzhak Gillam
Omer Nirhod	Yosef Bar Eli

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

FutureIT, Inc.
By: Name: Title:

Maller Estate Planning Trust By: Name: Title:	Dahav Financial Systems Ltd. By: Name: Title:
Adia Bachar	Itzhak Gillam
Omer Nirhod	Yosef Bar Eli

Avraham and Angela Lehrer	Matthew Wohl
Daniel Zahavi	Farida Suksaman Diemal
Avraham Gafner

Signature page of Amendment #1 to Bridge Loan Agreement

Future IT Cap table

Stockholder	Common Stock	%

DataSafe Group Ltd.	18,000,000	92.59%
Bridge loan for 375,000	1,440,000	7.41%

Subtotal:	19,440,000	100%

Fully Diluted

DataSafe Group Ltd.	15,500,000.00	52.84%
Investors	7,500,000.00	25.57%
Bridge	1,440,000.00	4.91%
Workers of DataSafe Group Ltd.	2,500,000.00	8.52%
JHD	2,394,000.00	8.16%

Total:	29,334,000.00	100.00%